August 23, 2023

BNY MELLON OPPORTUNITY FUNDS

-BNY Mellon Natural Resources Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

David S. Intoppa and Brock Campbell, CFA are the fund's primary portfolio managers, positions they have held since November 2020 and August 2023, respectively. Mr. Intoppa is a portfolio manager at Newton Investment Management North America, LLC (NIMNA). Mr. Campbell is the head of global equity research at NIMNA.

*********

The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

David S. Intoppa and Brock Campbell, CFA are the fund's primary portfolio managers, positions they have held since November 2020 and August 2023, respectively, and are jointly and primarily responsible for managing the fund's portfolio. Mr. Intoppa is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2006. Mr. Campbell is the head of global equity research at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2005.

6006STK0823

August 23, 2023

BNY MELLON OPPORTUNITY FUNDS

BNY Mellon Natural Resources Fund

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Brock Campbell[1]	1	$16B	2	158	3	$424M

[1]	Because Mr. Campbell became a primary portfolio manager of BNYMNRF as of August 21, 2023, his information is as of June 30, 2023.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees
Brock Campbell	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Brock Campbell	BNYMNRF[1]	None

[1]	Mr. Campbell became a primary portfolio manager of BNYMNRF as of August 21, 2023 and, as of June 30, 2023, he did not own any shares of the fund.

6006-SAISTK-0823